UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2008

Whitestone REIT (Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500 Houston, Texas 77063
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On May 30, 2008, Whitestone REIT (“Whitestone”) issued a press release announcing that Whitestone and Allen R. Hartman and Hartman Management, L.P. (“Hartman”) had settled their ongoing dispute and agreed to severe their relationship.  Whitestone and Hartman entered into a settlement agreement and mutual release bringing resolution to two law suits between the parties.  Both suits, one of which was pending in Federal Court in Houston and the other suit pending in Harris County District Court, were filed in the fall of 2006.

The settlement agreement provided for, among other things:

•
The transfer of two properties known as (1) Garden Oaks at 3800 North Shepard, Houston, Texas and (2) Northeast Square at 18 Uvalde Road, Houston, Texas from Whitestone to Hartman.  The properties have a net book value of approximately $7.8 million as May 30, 2008.

•	The transfer of 293,961.54 common shares of Whitestone and 1,068,451.271 units Whitestone REIT Operating Partnership, L.P. from Hartman to Whitestone.

•
A five-year standstill agreement between Whitestone and Hartman, wherein, among other things, neither party will acquire or invest in the voting securities of the other party; enter into a merger or combination with the other party; propose a plan of liquidation, dissolution, or recapitalization of the other party; nor participate in any solicitation or proxies of voting securities of the other party.

The mutual release provided for, among other things:

•	The dismissal, with prejudice, of Hartman by Whitestone, and Whitestone by Hartman

•
The release of Hartman, Hartman Income REIT, Whitestone, Whitestone REIT Operating Partnership, L.P., James C. Mastandrea, John J. Dee, Paragon and its Trustees, and the law firm of Bass Berry & Sims PLC including John A. Good who is a partner with that law firm.

•
The retraction of the Preliminary Proxy Statement of Hartman filed on November 29, 2006, the Definitive Additional Materials filed by Hartman on December 1, 2006, and the Non-Management Revised Preliminary Proxy Soliciting Materials filed by Hartman on February 1, 2007.

Whitestone expects to record a gain on this transaction of approximately $3 million in the second quarter of 2008.

A copy of the press release, settlement agreement and mutual release are furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to the Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 2, 2008
99.2	Settlement Agreement between Whitestone and Hartman dated May 30, 2008
99.3	Mutual Release between Whitestone and Hartman dated May 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: June 4, 2008	By:	/s/ David K. Holeman
Name: David K. Holeman
Title: Chief Financial Officer